UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2006 (September 12, 2006)
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)
14111 Scottslawn Road, Marysville, Ohio 43041
(Address of principal executive offices) (Zip Code)
(937) 644-0011
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 14, 2006, The Scotts Miracle-Gro Company (the “Registrant”) announced that David C. Evans (“Mr. Evans”) was named the Executive Vice President and Chief Financial Officer of the Registrant effective September 14, 2006. On May 20, 2006, Mr. Evans entered into a Employee Confidentiality, Noncompetition, Nonsolicitation Agreement with The Scotts Company LLC (“Scotts LLC,” a subsidiary of the Registrant) pursuant to The Scotts Company LLC Executive/Management Incentive Plan (the “EMIP Plan”). The EMIP Plan is fully described in “ITEM 5. OTHER INFORMATION” of the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended on July 1, 2006, filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2006. A copy of the EMIP Plan was filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K dated and filed with the SEC on February 2, 2006. The EMIP Plan is a performance-based compensation plan as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The EMIP Plan provides annual cash awards to the executive officers and management of the Registrant based upon the Registrant’s achievement of established financial targets.
A copy of the specimen form of the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement for employees participating in the EMIP Plan is filed with the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended on July 1, 2006 as Exhibit 10.1 and incorporated herein by reference. A list of the executive officers of the Registrant who are parties to the form of Employee Confidentiality, Noncompetition, Nonsolicitation Agreement for employees participating in the EMIP Plan is filed with this Current Report on Form 8-K as Exhibit 10.2.
The Employee Confidentiality, Noncompetition, Nonsolicitation Agreement contains confidentiality provisions under which a participant in the EMIP Plan agrees to maintain the confidentiality of any “confidential information” (as that term is defined in the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement) of Scotts LLC and its affiliates and not to directly or indirectly disclose or reveal confidential information to any person or use confidential information for the participant’s own personal benefit or for the benefit of any person other than Scotts LLC and its affiliates. The Employee Confidentiality, Noncompetition, Nonsolicitation Agreement also contains provisions which prevent a participant from engaging in specified competitive and solicitation activities during the participant’s employment with Scotts LLC and its affiliates, and for an additional two years thereafter. Breach of the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement will result in forfeiture of any future payment under the EMIP Plan and will oblige the participant to return to Scotts LLC any monies paid to the participant under the EMIP Plan within the three years prior to breach.

Item 1.02 Termination of a Material Definitive Agreement.
On September 12, 2006, the Registrant announced that Robert F. Bernstock (“Mr. Bernstock”), formerly President of the Registrant and President and Chief Operating Officer of Scotts LLC, had left the organization effective September 12, 2006. The employment agreement by and between the Registrant and Mr. Bernstock, dated as of October 1, 2004, as amended, has been terminated effective September 12, 2006. Mr. Bernstock’s employment agreement contained provisions relating to compensation, employee benefits and certain rights to be provided to Mr. Bernstock in the event of termination of his employment. Further information concerning Mr. Bernstock’s employment agreement is incorporated herein by reference to pages 24-25 of the Registrant’s Proxy Statement for the 2006 Annual Meeting of Shareholders filed with the SEC on December 20, 2005. Mr. Bernstock’s departure from the Registrant and the termination of his employment agreement were caused by differing views on the long-term strategy of the Registrant’s North American organization. Pursuant to Mr. Bernstock’s employment agreement, he is entitled to receive (a) payment of his accrued unpaid base salary to the date of termination of employment, (b) payment of a lump sum amount equal to two times the sum of his annual base salary and incentive target bonus for such year, (c) payment of the amount of incentive compensation he would have earned for such year pro-rated to the date of termination, and (d) payment of amounts payable under Scotts LLC’s benefit plans, as well as certain perquisites and policies.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 12, 2006, the Registrant announced that Mr. Bernstock had left the organization. Mr. Bernstock served as President of the Registrant and President and Chief Operating Officer of Scotts LLC.
Also on September 12, 2006, the Registrant announced that Christopher L. Nagel (“Mr. Nagel”) was appointed to serve as the head of the organization’s North American consumer business. Mr. Nagel, previously the Executive Vice President and Chief Financial Officer of the Registrant was named the Executive Vice President of the Registrant and Executive Vice President/North America of Scotts LLC.
On September 14, 2006, the Registrant announced that Mr. Evans was named the Executive Vice President and Chief Financial Officer of the Registrant effective September 14, 2006.
Mr. Evans, who is age 43, most recently was senior vice president of finance and global shared services of Scotts LLC, where he had finance leadership responsibility for all of the business units and shared services functions. Mr. Evans joined The Scotts Company, which was merged into Scotts LLC in March 2005, in 1996 as director of finance for operations and was promoted to vice president of finance for the consumer lawns business in 1998. In 2000, he was named vice president of finance for North American sales before being named chief financial officer for the North America business unit in 2003.
Item 8.01. Other Events.
Attached as Exhibit 99.1 is a copy of the press release issued by the Registrant, dated September 12, 2006, announcing a new organizational structure in which the operating units of the Registrant will report directly to Jim Hagedorn, the Chairman and the Chief Executive Officer of the Registrant.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired:
          Not applicable.
     (b) Pro forma financial information:
          Not applicable.
     (c) Shell company transactions:
          Not applicable.
     (d) Exhibits:

Exhibit No.	Description

10.1	Form of the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement with The Scotts Company LLC pursuant to The Scotts Company LLC Executive/Management Incentive Plan. Incorporated by reference to Exhibit 10.1 to Form 10-Q (File No. 1-11593) filed August 10, 2006.

10.2	Executive Officers of The Scotts Miracle-Gro Company who are parties to form of Employee Confidentiality, Noncompetition, Nonsolicitation Agreement for employees participating in The Scotts Company LLC Executive/Management Incentive Plan	*

99.1	News Release issued by The Scotts Miracle-Gro Company on September 12, 2006 related to Departure of Robert Bernstock, appointment of Chris Nagel and new organizational structure	*

99.2	News Release issued by The Scotts Miracle-Gro Company on September 14, 2006 related to appointment of David Evans	*
__________________
*  filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: September 18, 2006	By:	/s/ David M. Aronowitz

Printed Name: David M. Aronowitz Title: Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated September 18, 2006
The Scotts Miracle-Gro Company

Exhibit No.	Description

10.1	Form of the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement with The Scotts Company LLC pursuant to The Scotts Company LLC Executive/Management Incentive Plan. Incorporated by reference to Exhibit 10.1 to Form 10-Q (File No. 1-11593) filed August 10, 2006.

10.2	Executive Officers of The Scotts Miracle-Gro Company who are parties to form of Employee Confidentiality, Noncompetition, Nonsolicitation Agreement for employees participating in The Scotts Company LLC Executive/Management Incentive Plan

99.1	News Release issued by The Scotts Miracle-Gro Company on September 12, 2006 related to Departure of Robert Bernstock, appointment of Chris Nagel and new organizational structure

99.2	News Release issued by The Scotts Miracle-Gro Company on September 14, 2006 related to appointment of David Evans